UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------

                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 16, 1998


                           ASSET INVESTORS CORPORATION
             (Exact name of registrant as specified in its charter)


                Maryland                       1-9360             84-1038736
    (State or other jurisdiction of       (Commission File      (IRS Employer
     incorporation or organization)           Number)        Identification No.)

  3410 South Galena Street, Suite 210                               80231
            Denver, Colorado                                      (Zip Code)
(Address of principal executive offices)

                                 (303) 614-9400
              (Registrant's telephone number, including area code)

                                       N/A
                         (Former name or former address,
                          if changed since last report)

Item 2.  Acquisition or Disposition of Assets

On July 16, 1998, Asset Investors Corporation (the "Company") acquired three contiguous manufactured home communities located in Orlando, Florida from Gulfstream Harbor, Inc. and Gulfstream Harbor II, Inc. These communities consist of 920 developed homesites with the expansion capacity for an additional 227 homesites. The developed homesites are 100% occupied.

The consideration for the communities was determined through arms-length negotiations with the sellers. Total consideration for the three parks was $32,500,000 which was advanced under a short-term note from Salomon Brothers Realty Corp. The Company intends to replace the short-term note with permanent financing in the third quarter of 1998.

The Company generally intends to continue to utilize the assets acquired in the transaction as rental properties which is the same manner as they were employed prior to the acquisition. Due to the Company's intent to acquire additional manufactured home communities, the Company's future dividends and the taxable portion thereof cannot be estimated at this time.

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements in certain circumstances. Certain information included in this Report, the Company's Annual Report to Stockholders and other Company filings (collectively "SEC Filings") under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (as well as information communicated orally or in writing between the dates of such SEC Filings) contains or may contain information that is forward looking, including, without limitation, statements regarding projections of the Company's future financial performance, cash flow, dividends and anticipated returns on real estate investments. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include: general economic and business conditions; interest rate changes; financing and refinancing risks; risks inherent in owning real estate or debt secured by real estate; future development rate of homesites; competition; the availability of real estate assets at prices which meet the Company's investment criteria; the Company's ability to reduce expense levels, implement rent increases, use leverage and other risks set forth in the Company's Securities and Exchange Commission filings. Readers should carefully review the Company's financial statements and the notes thereto, as well as the risk factors described in the SEC Filings.

Item 7.  Financial Statements and Exhibits

(a)   Financial Statements

         Statement of Excess of Revenues Over Specific Operating Expenses of the Gulfstream Harbor Manufactured Home Communities for the Year Ended
         December 31, 1997 (audited) and the Period from January 1, 1998 to March 31, 1998 (unaudited).

(b)   Pro Forma Financial Information

         Pro Forma Condensed Consolidated Balance Sheet of Asset Investors Corporation and Subsidiaries as of March 31, 1998.

         Pro Forma Condensed Consolidated Statement of Income of Asset Investors Corporation and Subsidiaries for the Three Months Ended March 31, 1998.

         Pro Forma Condensed Consolidated Statement of Income of Asset Investors Corporation and Subsidiaries for the Year Ended December 31, 1997.

(c)   Exhibits

          Exhibit No.                          Description

              2.7 Agreement of Sale dated as of May 13, 1998, between HFIC, INC. and Gulfstream Harbor, Inc. and Gulfstream Harbor II Inc. (incorporated herein by reference to Exhibit 2.7 to the Registrant's Current Report on Form 8-K dated July 16, 1998, Commission File No. 1-22262, filed on July 30, 1998).

              2.7(a) Assignment of Agreement of Sale dated as of July 15, 1998, between HFIC, INC. and AIOP Gulfstream Harbor, LLC., AIOP Gulfstream Outlot I, L.L.C., AIOP Gulfstream Outlot II, L.L.C. and AIOP Gulfstream Outlot III, L.L.C. (incorporated herein by reference to Exhibit 2.7(a) to the Registrant's Current Report on Form 8-K dated July 16, 1998, Commission File No. 1-22262, filed on July 30, 1998).

              10.7 Loan Agreement dated as of July 16, 1998, by and among AIOP Brentwood West, L.L.C.; AIOP Lost Dutchman Notes, L.L.C.; AIOP Mullica, L.L.C.; AIOP Gulfstream Harbor, L.L.C.; AIOP Gulfstream Outlot I, L.L.C.; AIOP Gulfstream Outlot II, L.L.C.; AIOP Gulfstream Outlot III, L.L.C.; and AIOP Serendipity, L.L.C., and Salomon Brothers Realty Corp. and LaSalle National Bank (incorporated herein by reference to Exhibit
                           10.7 to the Registrant's Current Report on Form 8-K dated July 16, 1998, Commission File No. 1-22262, filed on July 30, 1998).

            10.7(a) Promissory Note dated as of July 16, 1998, between AIOP Lost Dutchman Notes, L.L.C.; AIOP Brentwood West, L.L.C.; AIOP Mullica, L.L.C.; AIOP Gulfstream Harbor, L.L.C.; AIOP Gulfstream Outlot I, L.L.C.; AIOP Gulfstream Outlot II, L.L.C.; AIOP Gulfstream Outlot III, L.L.C.; and AIOP Serendipity, L.L.C., and Salomon Brothers Realty Corp. (incorporated herein by reference to Exhibit 10.7(a) to the Registrant's Current Report on Form 8-K dated July 16, 1998, Commission File No. 1-22262, filed on July 30, 1998).

            10.7(b) Pledge Agreement and Limited Recourse Guaranty dated as of July 16, 1998 by and among the Registrant, Asset Investors Operating Partnership, L.P. and Salomon Brothers Realty Corp. (incorporated herein by reference to Exhibit 10.7(b) to the Registrant's Current Report on Form 8-K dated July 16, 1998, Commission File No. 1-22262, filed on July 30, 1998).

               23          Consent of Independent Auditors - Ernst & Young LLP


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ASSET INVESTORS CORPORATION


                                                   /s/David M. Becker
Date:  September 28, 1998                        -------------------------------
                                                 By:  David M. Becker
                                                      Chief Financial Officer

             Statement of Excess of Revenues Over Specific Operating
                                    Expenses

                 Gulfstream Harbor Manufactured Home Communities

                          Year ended December 31, 1997

                 Gulfstream Harbor Manufactured Home Communities

                         Statement of Excess of Revenues
                        Over Specific Operating Expenses

                          Year ended December 31, 1997





                           Contents

Report of Independent Auditors.................................................1
Statement  of  Excess  of  Revenues  Over  Specific  Operating
  Expenses.....................................................................2
Notes  to  Statement  of  Excess  of  Revenues  Over  Specific
  Operating Expenses...........................................................3

                         Report of Independent Auditors

Board of Directors and Stockholders
Asset Investors Corporation

We have audited the accompanying statement of excess of revenues over specific operating expenses of Gulfstream Harbor Manufactured Home Communities (Note 1) for the year ended December 31, 1997. This statement is the responsibility of the management of the communities. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1, the statement of excess of revenues over specific operating expenses excludes certain expenses that would not be comparable to the operations of the community after acquisition by Asset Investors Corporation. The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the community's revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of expenses described in Note 1) of Gulfstream Harbor Manufactured Home Communities for the year ended December 31, 1997 in conformity with generally accepted accounting principles.



September 25, 1998                                             ERNST & YOUNG LLP

       Gulfstream Harbor Manufactured Home Communities

               Statement of Excess of Revenues
               Over Specific Operating Expenses

                                                                                                     Period from
                                                                             Year ended December  January 1, 1998 to
                                                                                   31, 1997         March 31, 1998
                                                                             ----------------------------------------
                                                                                                     (Unaudited)
    Revenues
       Rental                                                                  $      3,146,784    $        858,676

    Specific operating expenses
       Property operations and maintenance                                              640,042             144,239
       Real estate taxes                                                                306,040              76,510
                                                                             ----------------------------------------
                                                                                        946,082             220,749
                                                                             ----------------------------------------

    Excess of revenues over specific operating expenses                        $      2,200,702    $        637,927
                                                                             ========================================




                                                                               2
See accompanying notes.

       Gulfstream Harbor Manufactured Home Communities

           Notes to Statement of Excess of Revenues
               Over Specific Operating Expenses

1. Organization and Significant Accounting Policies

Description of Properties

The Gulfstream Manufactured Home Communities includes three manufactured home communities (the Communities) owned and operated by Gulfstream Harbor, Inc. and Gulfstream Harbor II, Inc. located in Orlando, Florida. The Communities, which are contiguous and under common management and control contain 920 developed homesites. In July 1998, the Communities were sold to Asset Investors Operating Partnership L.P.

Basis of Accounting

The accompanying statement of excess of revenues over specific operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and
Exchange Commission for real estate properties. Accordingly, the statement excludes certain historical expenses not comparable to the operations of the property after acquisition, such as professional fees, management fees, depreciation, amortization and interest.

Revenue Recognition

Rental income attributable to manufactured home lots is recorded when due from residents.

Use of Estimates

The preparation of the statement of excess of revenues over specific operating expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statement and accompanying notes. Actual results could differ from those estimates.

Item 7(b).


         ASSET INVESTORS CORPORATION AND SUBSIDIARIES
        PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                        MARCH 31, 1998
                        (In thousands)
                         (Unaudited)


                                                                As Previously      Pro Forma         Pro Forma
                                                                  Reported        Adjustments         Results
                                                                ------------------------------------------------
ASSETS
Real estate, net                                                  $   45,434       $ 55,120  (a)     $  100,554
Investments in participating mortgages                                15,930             --              15,930
Real estate joint ventures                                             9,690             --               9,690
Cash and cash equivalents                                             19,417        (16,748) (b)          2,669
Investment in CAX                                                     21,133             --              21,133
Other assets, net                                                      9,751            628  (c)         10,379
                                                                  ----------       --------          ----------
       Total Assets                                               $  121,355       $ 39,000          $  160,355
                                                                  ==========       ========          ==========

LIABILITIES
Secured notes payable                                             $   10,567       $     --          $   10,567
Short-term financing                                                      --         39,000 (d)          39,000
Accounts payable and accrued liabilities                               2,051             --               2,051
                                                                  ----------       --------          ----------
                                                                      12,618         39,000              51,618
                                                                  ----------       --------          ----------

MINORITY INTEREST IN OPERATING PARTNERSHIP                            24,724             --              24,724

STOCKHOLDERS' EQUITY
Common Stock                                                              51             --                  51
Additional paid-in capital                                           231,237             --             231,237
Dividends in excess of accumulated earnings                         (147,275)            --            (147,275)
                                                                  ----------       --------          ----------
                                                                      84,013             --              84,013
                                                                  ----------       --------          ----------
       Total Liabilities and Stockholders' Equity                 $  121,355       $ 39,000          $  160,355
                                                                  ==========       ========          ==========



   See Notes to Pro Forma Condensed Consolidated Financial Statements.



         ASSET INVESTORS CORPORATION AND SUBSIDIARIES
     PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
          FOR THE THREE MONTHS ENDED MARCH 31, 1998
            (In thousands, except per share data)
                         (Unaudited)


                                                                    As Previously       Pro Forma         Pro Forma
       RENTAL PROPERTY OPERATIONS                                      Reported       Adjustments          Results
                                                                   -------------------------------------------------
       Rental and other property revenues                              $   1,744       $   1,531  (e)    $   3,275
       Interest on participating mortgages                                   393              --               393
       Equity in earnings of real estate joint ventures                      311              --               311
       Property operating expenses                                          (759)           (457) (e)       (1,216)
       Owned property management expenses                                    (34)             (2) (e)          (36)
                                                                       ---------       ---------         ---------
       Income from property operations before depreciation                 1,655           1,072             2,727
       Depreciation                                                         (393)           (528) (i)         (921)
                                                                       ---------       ---------         ---------
       Income from rental property operations                              1,262             544             1,806
                                                                       ---------       ---------         ---------

       SERVICE OPERATIONS
       Property management fees and other income                              77             (23) (f)           54
       Property management costs and other expenses                          (24)              2  (f)          (22)
       Amortization of management contracts                                 (827)             --              (827)
                                                                       ---------       ---------         ---------
       Loss from service operations                                         (774)            (21)             (795)
                                                                       ---------       ---------         ---------

       OTHER ACTIVITIES
       Non-agency MBS bonds revenues                                          50              --                50
       Equity in earnings of CAX                                             268              --               268
                                                                       ---------       ---------         ---------
       Income from other activities                                          318              --               318
                                                                       ---------       ---------         ---------

       General and administrative expenses                                  (322)             --              (322)
       Interest and other income                                             333            (233) (h)          100
       Interest expense                                                     (208)           (675) (j)         (883)
                                                                       ---------       ---------         ---------

       INCOME BEFORE MINORITY INTEREST                                       609            (385)              224
       Minority interest in Operating Partnership                           (127)             75  (k)          (52)
                                                                       ---------       ---------         ---------

       NET INCOME                                                      $     482       $    (310)        $     172
                                                                       =========       =========         =========

       BASIC EARNINGS PER SHARE                                        $    0.09       $   (0.06)        $    0.03
                                                                       =========       =========         =========
       DILUTED EARNINGS PER SHARE                                      $    0.09       $   (0.06)        $    0.03
                                                                       =========       =========         =========

       Weighted-Average Common Shares Outstanding                          5,109           5,109             5,109
       Weighted-Average Common Shares And Common Share
         Equivalents Outstanding                                           5,143           5,143             5,143



       See Notes to Pro Forma Condensed Consolidated Financial Statements.


         ASSET INVESTORS CORPORATION AND SUBSIDIARIES
     PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
             FOR THE YEAR ENDED DECEMBER 31, 1997
            (In thousands, except per share data)
                         (Unaudited)


                                                                    As Previously      Pro Forma          Pro Forma
       RENTAL PROPERTY OPERATIONS                                      Reported       Adjustments          Results
                                                                 -------------------------------------------------------
       Rental and other property revenues                             $   3,104        $   5,869  (e)    $   8,973
       Equity in earnings of real estate joint ventures                     466               --               466
       Property operating expenses                                       (1,311)          (1,892) (e)       (3,203)
       Owned property management expenses                                   (87)             (13) (e)         (100)
                                                                      ---------        ---------         ---------
       Income from property operations before depreciation                2,172            3,964             6,136
       Depreciation                                                        (693)          (2,170) (i)       (2,863)
                                                                      ---------        ---------         ---------
       Income from rental property operations                             1,479            1,794             3,273
                                                                      ---------        ---------         ---------

       SERVICE OPERATIONS
       Property management fees and other income                            128              (93) (f)           35
       Property management costs and other expenses                         (59)               9  (f)          (50)
       Amortization of management contracts                                (744)            (137) (g)         (881)
                                                                      ---------        ---------         ---------
       Loss from service operations                                        (675)            (221)             (896)
                                                                      ---------        ---------         ---------

       OTHER ACTIVITIES
       Non-agency MBS bonds revenues                                      2,966               --             2,966
       Equity in earnings of CAX                                          3,663               --             3,663
       Management fees to former manager                                   (570)              --              (570)
                                                                      ---------        ---------         ---------
       Income from other activities                                       6,059               --             6,059
                                                                      ---------        ---------         ---------

       General and administrative expenses                               (1,042)              --            (1,042)
       Interest and other income                                          1,808             (984) (h)          824
       Interest expense                                                    (368)          (2,703) (j)       (3,071)
       Costs incurred to acquire management contract                     (6,553)              --            (6,553)
                                                                      ---------        ---------         ---------

       INCOME (LOSS) BEFORE GAIN ON RESTRUCTURING OF BONDS AND
         MINORITY INTEREST                                                  708           (2,114)           (1,406)
       Gain on restructuring of bonds                                     6,484               --             6,484
                                                                      ---------        ---------         ---------

       INCOME BEFORE MINORITY INTEREST                                    7,192           (2,114)            5,078
       Minority interest in Operating Partnership                            62                3  (k)           65
                                                                      ---------        ---------         ---------

       NET INCOME                                                     $   7,254        $  (2,111)        $   5,143
                                                                      =========        =========         =========

       BASIC EARNINGS PER SHARE                                       $    1.44        $   (0.42)        $    1.02
                                                                      =========        =========         =========
       DILUTED EARNINGS PER SHARE                                     $    1.43        $   (0.41)        $    1.02
                                                                      =========        =========         =========

       Weighted-Average Common Shares Outstanding                         5,022            5,022             5,022
       Weighted-Average Common Shares And Common Share
         Equivalents Outstanding                                          5,061            5,061             5,061



       See Notes to Pro Forma Condensed Consolidated Financial Statements.

         ASSET INVESTORS CORPORATION AND SUBSIDIARIES
     NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
                          STATEMENTS
                         (Unaudited)


         The pro forma condensed consolidated balance sheet of the Company as of March 31, 1998, is presented as if the May 29, 1998 June 2, 1998 and July 16, 1998 acquisitions of manufactured home communities had occurred on March 31, 1998. The pro forma condensed consolidated statements of income are presented assuming all 1998 acquisitions of manufactured home communities had been completed: (i) on January 1, 1998 for the statement of income for the three months ended March 31, 1998; and (ii) on January 1, 1997 for the statement of income for the year ended December 31, 1997. In management's opinion, all adjustments necessary to reflect the acquisitions have been made. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 1997, the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1998, and the Current Reports on Form 8-K dated February 27, 1998 and May 29, 1998.

         The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of what the actual financial position or results of operations would have been assuming the transactions had been completed as of the dates indicated, nor does it purport to represent the future financial position or results of operations of the Company.

(a)  Reflects  the  purchase of  manufactured  housing  communities  as follows:
     Serendipity Mobile Home Park on May 29, 1998 for $8,672,000; Brentwood West Mobile Home Park on June 2, 1998 for $13,948,000; and Gulfstream Harbor Communities on July 16, 1998 for $32,500,000.

(b) The difference between the acquisition price of the manufactured home communities and the proceeds from the financing less debt issue costs was paid with existing cash balances.

(c)  Reflects costs associated with obtaining financing.

(d) Reflects the $39,000,000 of short-term financing obtained by the Company on July 16, 1998 which was used to acquire manufactured home communities, cover debt issuance costs and repay $7,000,000 of short-term financing obtained by the Company on June 2, 1998.

(e) Reflects adjustment for the rental income and property expenses of communities acquired during 1998.

(f) Eliminates income from and expenses related to management of Salem Farm and Mullica Woods for the prior owners and reflects expenses related to the management of Serendipity, Brentwood West, and Gulfstream Harbor communities.

(g) Amortizes the remaining cost of Salem Farm and Mullica Woods management contracts acquired in 1997.

(h) Eliminates the short-term investment income at 5% per annum on the cash used to acquire the interests in manufactured housing communities.

(i)  Reflects   depreciation   and   amortization  of  acquired  assets  on  the
     straight-line basis over the estimated useful lives of the assets. The estimated useful lives are 25 years for land improvements and buildings.

(j) Reflects interest expense on $39,000,000 of financing at an effective interest rate of 6.93%.

(k) Adjusts minority interest in net income allocated to the limited partners in Asset Investors Operating Partnership, L.P. based upon OP Units issued and adjusted income before minority interest.